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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported)    FEBRUARY 24, 2005
                                                         -----------------------


                              OVERHILL FARMS, INC.
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             (Exact name of registrant as specified in its charter)


            NEVADA                        001-16699             75-2590292
 ----------------------------            ------------           ----------
 (State or other jurisdiction            (Commission           (IRS Employer
       of incorporation)                 File Number)        Identification No.)

                2727 EAST VERNON AVENUE, VERNON, CALIFORNIA 90058
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      (Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code         (323) 582-9977
                                                  ------------------------------

                                 NOT APPLICABLE
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                  (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01.     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         As discussed in a Form 8-K for February 1, 2005, the board of directors of Overhill Farms, Inc. ("OFI") has adopted, subject to various approvals, a 2005 Stock Plan that authorizes the issuance of up to 550,000 shares of OFI's common stock pursuant to various types of awards, and has made certain contingent grants of stock options under the plan, including grants to various directors and executive officers. As of February 24, 2005, the board of directors of OFI adopted a revised form of stock option agreement to be used in connection with the 2005 Stock Plan.

         The revised form of stock option agreement supersedes the form that was attached as Exhibit 10.2 to OFI's Form 8-K for February 1, 2005 and is attached to this report as Exhibit 10.2. Assuming OFI obtains all required approvals, OFI intends to use a form of stock option agreement in substantially the form of the revised stock option agreement to memorialize the option grants that were contingently approved by OFI's board of directors on February 1, 2005.

         Pursuant to Section 5.2 of the Amended and Restated Investor Rights Agreement among OFI, James Rudis and Levine Leichtman Capital Partners II, L.P. ("LLCP"), a principal stockholder of OFI, dated October 29, 2002, as amended, OFI is required to obtain approval of its stockholders, including LLCP, in connection with the adoption of a stock option or stock purchase plan. Accordingly, OFI requested that LLCP consent (effective as of February 1, 2005) to the adoption of the 2005 Plan pursuant to Section 5.2 of the Investor Rights Agreement and entered into a letter agreement ("February Agreement") with LLCP on February 24, 2005.

         The February Agreement is attached to this report as Exhibit 10.1 and provides that in consideration for LLCP's issuance of a consent under Section
5.2 of the Investor Rights Agreement and to compensate LLCP for the potential dilutive effect of options and shares that may be or become issued or issuable under OFI's 2005 Stock Plan, OFI will issue to LLCP 83,641 shares of OFI's common stock ("Anti-Dilution Shares"). The issuance of the Anti-Dilution Shares is contingent upon OFI receiving stockholder and stock exchange approvals in connection with the adoption of the 2005 Stock Plan and the issuance and listing of the Anti-Dilution Shares and the shares authorized for issuance under the 2005 Stock Plan. The Anti-Dilution Shares are registrable securities for purposes of the existing registration rights agreement between LLCP and OFI. LLCP has agreed to vote all shares of OFI's capital stock held by LLCP in favor of approval of the 2005 Stock Plan and the issuance of the Anti-Dilution Shares if it is permitted to do so.

         The February Agreement provides restrictions on the purchase or exercise price for the 550,000 shares of OFI's common stock that may be issued pursuant to awards under the 2005 Stock Plan. Plan awards for not less than 50,000 shares must be issued at a price of not less than $1.50 per share. Plan awards for not less than 50,000 shares must be issued at a price of not less than $2.00 per share. Plan awards for not less than 50,000 shares must be issued at a price of not less than $2.50 per share. The remaining plan awards must be issued at a price not less than the fair market value per share at the time of issuance of the plan awards.


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ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial Statements of Businesses Acquired.
                  --------------------------------------------

                  Not applicable.

         (b)      Pro Forma Financial Information.
                  --------------------------------

                  Not applicable.

         (c)      Exhibits.
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                  Number   Description
                  ------   -----------

                  10.1 Letter Agreement dated February 24, 2005 between Levine Leichtman Capital Partners II, L.P. and Overhill Farms, Inc. regarding the Overhill Farms, Inc. 2005 Stock Plan

                  10.2     Form of Stock Option Agreement Under 2005 Stock Plan


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 2, 2005              OVERHILL FARMS, INC.

                                  By:  /S/ JOHN L. STEINBRUN
                                      ------------------------------------------
                                      John L. Steinbrun, Chief Financial Officer


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                         EXHIBITS FILED WITH THIS REPORT

         Number   Description
         ------   -----------

         10.1 Letter Agreement dated February 24, 2005 between Levine Leichtman Capital Partners II, L.P. and Overhill Farms, Inc. regarding the Overhill Farms, Inc. 2005 Stock Plan

         10.2     Form of Stock Option Agreement Under 2005 Stock Plan


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